UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ______________________________________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2020
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NATURAL RESOURCE PARTNERS L.P.
(Exact Name of Registrant as Specified in Charter)
  ______________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)
1201 Louisiana St., Suite 3400 Houston, Texas 77002 (Address of principal executive office) (Zip Code)
(713) 751-7507 (Registrant's telephone number, including area code)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	NRP	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01.	Regulation FD Disclosure

On March 10, 2020, Foresight Energy LP and its subsidiaries (“Foresight”) filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). Foresight is Natural Resource Partners L.P.’s (“NRP”) largest customer; subsidiaries of NRP lease coal reserves and/or own transportation assets at all four of Foresight’s mining complexes.

In its bankruptcy filings, Foresight disclosed that it intends to restructure its finances in a plan process, during which it will continue to operate. Foresight entered into agreements with its pre-petition lenders in sufficient number to support its restructuring plan process. In addition, Foresight reached agreement with certain of its other key contract counterparties, including NRP, to enter into amendments to the counterparties’ agreements such that Foresight will be able to implement its restructuring plan. In its bankruptcy filings, Foresight announced its intention to continue to operate the Sugar Camp, Williamson, and Hillsboro mining complexes. While Foresight’s filings announced an intention to idle the Macoupin mine, Foresight recently recommenced longwall production at its lower-cost Hillsboro mine. NRP expects that any adverse impact from the idling of the Macoupin mine will be partially offset by benefits from the increased production at the Hillsboro mine.

While NRP cannot be certain that Foresight’s bankruptcy restructuring plan, as contemplated in its initial filings, will be implemented and ultimately approved by the Bankruptcy Court, NRP does not believe the bankruptcy restructuring plan, as currently proposed, or any amendments to NRP’s agreements with Foresight in connection therewith, will have a material adverse effect on NRP’s financial condition or results of operations.

Cautionary Note Regarding Forward-Looking Statements
The information included in this Current Report on Form 8-K contains “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, that address activities, events or developments that NRP expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by NRP based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. The assumptions used in preparing the statements may prove to be incorrect in a number of material ways and are subject to risks and uncertainties, many of which are beyond the control of NRP. These risks include, but are not limited to, risks that Foresight’s bankruptcy restructuring plan, as contemplated in its initial filings, may not be implemented and ultimately approved by the Bankruptcy Court; commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by NRP’s lessees; unanticipated geologic problems; our liquidity and access to capital and financing sources; changes in the legislative or regulatory environment and other factors detailed in NRP’s Securities and Exchange Commission filings. NRP has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: March 10, 2020		/s/ Kathryn S. Wilson
Kathryn S. Wilson
Vice President and General Counsel